ALL STAR®
FUNDS

USA
LISTED
NYSE

3rd Quarter Report | September 30, 2022

Liberty All-Star® Equity Fund

LIBERTY ALL-STAR® EQUITY FUND

Periods Ended September 30, 2022 (Unaudited)

Fund Statistics
Net Asset Value (NAV)	$5.52
Market Price	$5.53
Premium	0.2%

	Quarter	Year-to-Date
Distributions*	$0.16	$0.54
Market Price Trading Range	$5.48 to $7.04	$5.48 to $8.50
Premium/(Discount) Range	9.5% to -0.7%	10.0% to -1.7%

Performance
Shares Valued at NAV with Dividends Reinvested	-6.52%	-27.12%
Shares Valued at Market Price with Dividends Reinvested	-9.78%	-28.55%
Dow Jones Industrial Average	-6.17%	-19.72%
Lipper Large-Cap Core Mutual Fund Average	-5.11%	-24.41%
NASDAQ Composite Index	-3.91%	-32.00%
S&P 500® Index	-4.88%	-23.87%

*	Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The final determination of the source of all distributions in 2022 for tax reporting purposes will be made after year end. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. Based on current estimates a portion of the distributions consist of a return of capital. Pursuant to Section 852 of the Internal Revenue Code, the taxability of these distributions will be reported on Form 1099-DIV for 2022.

Performance returns for the Fund are total returns, which include dividends. Returns are net of management fees and other Fund expenses.

The returns shown for the Lipper Large-Cap Core Mutual Fund Average are based on open-end mutual funds’ total returns, which include dividends, and are net of fund expenses. Returns for the unmanaged Dow Jones Industrial Average, NASDAQ Composite Index and the S&P 500® Index are total returns, including dividends. A description of the Lipper benchmark and the market indices can be found on page 18.

Past performance cannot predict future results. Performance will fluctuate with market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

Closed-end funds raise money in an initial public offering and shares are listed and traded on an exchange. Open-end mutual funds continuously issue and redeem shares at net asset value. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

Liberty All-Star® Equity Fund	President’s Letter

(Unaudited)

Fellow Shareholders:	October 2022

Persistent inflation and the Federal Reserve’s efforts to combat it combined to send stocks broadly lower in the third quarter. The July – September period was a continuation of pressures that have plagued equities since the beginning of the year—dragging returns into negative territory for three straight quarters—and, of chief concern to investors, raising the prospects of a recession in 2023.

For the quarter, the S&P 500® Index returned -4.88 percent; the Dow Jones Industrial Average (DJIA) returned -6.17 percent; and the NASDAQ Composite Index returned -3.91 percent. Through nine months, all three indices stood at lows for the year: the S&P 500®, down 23.87 percent; the DJIA, down 19.72 percent; and the NASDAQ Composite, down 32.00 percent. This was the first time since the global financial crisis more than a decade ago that stocks declined for three straight quarters.

Stocks did manage to stage a summer rally that saw the S&P 500® claw back 17 percent of its losses over the mid-June to mid-August period. In July, the S&P 500® had its best month since November 2020 and the NASDAQ Composite had its best since April of that year; better than expected corporate earnings spurred much of the rally. Ultimately, however, investor sentiment was eroded by hawkish comments from Fed Chair Jerome Powell, which culminated in another 0.75 percent hike in the fed funds rate on September 21. The decision lifted the target rate to a range of 3.0 to 3.25 percent from near zero at the start of the year, with expectations of a fourth straight 0.75 percent increase looming in November. Somewhat overlooked in the headline-grabbing interest rate increases was the Fed’s shift to a policy of quantitative tightening (QT), in which it has said it will drain $95 billion a month from its own balance sheet and thereby reduce liquidity throughout the economy.

Although additional headwinds were not needed, the situation in Ukraine remained a concern, with territorial gains by Ukrainian forces offset by Russia’s annexation of four regions in the eastern and southern parts of the country. In addition, Britain’s new Prime Minister, Liz Truss, in office for only a few weeks, faced a crisis of confidence owing to what was generally labeled an ill-conceived tax cut that sent the British pound sharply lower and government bond yields soaring.

In contrast to conditions on Wall Street, there were some bright spots on Main Street USA— inflation running at 8 to 9 percent annual rates notwithstanding. Job growth was the highlight, as the U.S. added an average of 405,000 jobs a month in June, July and August, thus extending to 20 the number of consecutive months of job growth. Consumer sentiment and new home starts saw reversals, however, as inflation and higher interest rates took their toll. In the latter part of September, the price of West Texas Intermediate Crude fell to under $80/barrel for the first time since February, but natural gas prices spiked earlier in the quarter and as the quarter closed the OPEC+ cartel was weighing cuts in oil production.

The third quarter served as an example of how the growth and value investment styles, as represented by Liberty All-Star Equity Fund, can rotate quickly as market sentiment changes. Through the first half, value outperformed growth, as represented by the Russell 3000® indices. The value edge held through nine months, as the Russell 3000® Value Index returned -17.97 percent versus -30.57 percent for the corresponding growth index. In the third quarter, however, it was the Russell 3000® Growth Index that outperformed on a relative basis, returning -3.37 percent versus -5.56 percent for its value counterpart. It was the midsummer rally—when technology and other high growth stocks were deemed oversold—that gave growth the performance edge for the quarter.

Third Quarter Report (Unaudited) | September 30, 2022	1

Liberty All-Star® Equity Fund	President’s Letter

(Unaudited)

Liberty All-Star® Equity Fund

Liberty All-Star Equity Fund underperformed in the third quarter, as it returned -6.52 percent when shares are valued at net asset value (NAV) with dividends reinvested and -9.78 percent when shares are valued at market price with dividends reinvested. (Fund returns are net of expenses.) The NAV return trailed the -5.11 percent return of its primary benchmark, the Lipper Large-Cap Core Mutual Fund Average. The Fund’s NAV return lagged the return of the DJIA by just 35 basis points but was farther behind the -4.88 percent return posted by the S&P 500® and the -3.91 percent return of the NASDAQ Composite.

Through nine months, the Fund returned -27.12 percent when shares are valued at NAV with dividends reinvested and -28.55 percent when shares are valued at market price with dividends reinvested. Both trailed the nine-month return of the Lipper benchmark (-24.41 percent) and the other indices cited in the previous paragraph, save for the NASDAQ Composite’s -32.00 percent return.

Fund performance through nine months was hurt by stock selection—as can happen in an actively managed portfolio—exacerbated by a narrow market with a negative bias. This is reflected in the fact that just four stocks held in the Fund—two not in the S&P 500®—were responsible for almost all of the negative relative performance versus the S&P 500®.

Over the third quarter, the range at which Fund shares traded relative to their underlying NAV ranged from a premium of 9.5 percent to a discount of -0.7 percent; this served as a major factor detracting from the Fund’s market price return. (A number of closed-end funds experienced a similar contraction during the quarter.) Through nine months this year, the range spanned a premium of 10.0 percent to a discount of -1.7 percent.

In accordance with the Fund’s distribution policy, the Fund paid a distribution of $0.16 per share in the third quarter. The Fund’s distribution policy has been in place since 1988 and is a major component of the Fund’s total return. The Fund has paid distributions of $29.53 per share for a total of more than $3.4 billion since 1987 (the Fund’s first full calendar year of operations). We continue to emphasize that shareholders should include these distributions when determining the total return on their investment in the Fund.

A disappointing quarter and nine months do not undermine our basic convictions and belief in the underlying fundamentals of the Fund’s philosophy, structure and processes. Relative to the Fund’s 35-year history and strong track record, these are short-term setbacks in a highly positive long-term story. We are optimistic about the future and pledge our ongoing best efforts on behalf of shareholders.

Sincerely,

William R. Parmentier, Jr.

President and Chief Executive Officer
Liberty All-Star® Equity Fund

The views expressed in the President’s letter reflect the views of the President as of October 2022 and may not reflect his views on the date this report is first published or anytime thereafter. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the Fund disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent.

2	www.all-starfunds.com

Table of Distributions,
Liberty All-Star® Equity Fund	Tax Credits & Rights Offerings

(Unaudited)

		Rights Offerings
Year	Per Share Distributions	Month Completed	Shares Needed to Purchase One Additional Share	Subscription Price	Tax Credits[1]
1987	$1.18
1988	0.64
1989	0.95
1990	0.90
1991	1.02
1992	1.07	April	10	$10.05
1993	1.07	October	15	10.41	$0.18
1994	1.00	September	15	9.14
1995	1.04
1996	1.18				0.13
1997	1.33				0.36
1998	1.40	April	20	12.83
1999	1.39
2000	1.42
2001	1.20
2002	0.88	May	10	8.99
2003	0.78
2004	0.89	July	10[2]	8.34
2005	0.87
2006	0.88
2007	0.90	December	10	6.51
2008	0.65
2009[3]	0.31
2010	0.31
2011	0.34
2012	0.32
2013	0.35
2014	0.39
2015[4]	0.51
2016	0.48
2017[5]	0.56
2018	0.68
2019	0.66
2020	0.63
2021	0.81	November	10[2]	7.78
2022
1st Quarter	0.20
2nd Quarter	0.18
3rd Quarter	0.16
Total	$29.53

[1]	The Fund’s net investment income and net realized capital gains exceeded the amount to be distributed under the Fund’s distribution policy. In each case, the Fund elected to pay taxes on the undistributed income and passed through a proportionate tax credit to shareholders.

[2]	The number of shares offered was increased by an additional 25 percent to cover a portion of the over-subscription requests.

[3]	Effective with the second quarter distribution, the annual distribution rate was changed from 10 percent to 6 percent.

[4]	Effective with the second quarter distribution, the annual distribution rate was changed from 6 percent to 8 percent.

5	Effective with the fourth quarter distribution, the annual distribution rate was changed from 8 percent to 10 percent.

DISTRIBUTION POLICY

The current policy is to pay distributions on its shares totaling approximately 10 percent of its net asset value per year, payable in four quarterly installments of 2.5 percent of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The final determination of the source of all distributions in 2022 for tax reporting purposes will be made after year end. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. If a distribution includes anything other than net investment income, the Fund provides a Section 19(a) notice of the best estimate of its distribution sources at that time. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholder 1099-DIV forms after the end of the year. If the Fund’s ordinary dividends and long-term capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute capital gains and pay income tax thereon to the extent of such excess.

Third Quarter Report (Unaudited) | September 30, 2022	3

Liberty All-Star® Equity Fund	Top 20 Holdings & Economic Sectors

September 30, 2022 (Unaudited)

Top 20 Holdings*	Percent of Net Assets
Alphabet, Inc.	2.75%
Microsoft Corp.	2.68
Amazon.com, Inc.	2.40
UnitedHealth Group, Inc.	1.85
Visa, Inc.	1.80
Charles Schwab Corp.	1.68
Danaher Corp.	1.50
S&P Global, Inc.	1.43
Adobe, Inc.	1.40
Dollar General Corp.	1.36
Salesforce, Inc.	1.35
Autodesk, Inc.	1.23
Berkshire Hathaway, Inc.	1.23
Booking Holdings, Inc.	1.19
Capital One Financial Corp.	1.16
Sony Group Corp.	1.14
Ecolab, Inc.	1.11
General Electric Co.	1.06
IQVIA Holdings, Inc.	1.03
Lear Corp.	0.97
30.32%

Economic Sectors*	Percent of Net Assets
Information Technology	20.87%
Financials	18.91
Consumer Discretionary	15.12
Health Care	13.67
Industrials	8.28
Materials	5.51
Communication Services	4.74
Consumer Staples	3.24
Energy	2.78
Utilities	2.66
Real Estate	2.25
Other Net Assets	1.97
100.00%

*	Because the Fund is actively managed, there can be no guarantee that the Fund will continue to hold securities of the indicated issuers and sectors in the future.

4	www.all-starfunds.com

Liberty All-Star® Equity Fund	Stock Changes in the Quarter

(Unaudited)

The following are the largest ($5 million or more) stock changes–both purchases and sales–that were made in the Fund’s portfolio during the third quarter of 2022.

	Shares
Security Name	Purchases (Sales)	Held as of 9/30/22
Purchases
BlackRock, Inc.	10,898	10,898
Merck & Co., Inc.	86,330	86,330
Starbucks Corp.	83,145	83,145

Sales
Chubb, Ltd.	(36,356)	0
Comcast Corp.	(256,735)	0
Walt Disney Co.	(60,495)	0

Third Quarter Report (Unaudited) | September 30, 2022	5

Investment Managers/
Liberty All-Star® Equity Fund	Portfolio Characteristics

(Unaudited)

THE FUND’S ASSETS ARE APPROXIMATELY EQUALLY DISTRIBUTED AMONG THREE VALUE MANAGERS AND TWO GROWTH MANAGERS:

ALPS Advisors, Inc., the investment advisor to the Fund, has the ultimate authority (subject to oversight by the Board of Trustees) to oversee the investment managers and recommend their hiring, termination and replacement.

MANAGERS’ DIFFERING INVESTMENT STRATEGIES ARE REFLECTED IN PORTFOLIO CHARACTERISTICS

The portfolio characteristics table below is a regular feature of the Fund’s shareholder reports. It serves as a useful tool for understanding the value of a multi-managed portfolio. The characteristics are different for each of the Fund’s five investment managers. These differences are a reflection of the fact that each pursues a different investment style. The shaded column highlights the characteristics of the Fund as a whole, while the final column shows portfolio characteristics for the S&P 500® Index.

PORTFOLIO CHARACTERISTICS As of September 30, 2022 (Unaudited)

	Investment Style Spectrum
	Value				Growth

	PZENA	FIDUCIARY	ARISTOTLE	SUSTAINABLE	TCW	TOTAL FUND	S&P 500® INDEX
Number of Holdings	36	31	43	28	31	147*	502
Percent of Holdings in Top 10	41%	46%	31%	47%	50%	18%	28%
Weighted Average Market Capitalization (billions)	$56	$158	$141	$318	$356	$198	$470
Average Five-Year Earnings Per Share Growth	6%	11%	15%	23%	21%	15%	17%
Dividend Yield	2.7%	1.6%	2.3%	0.8%	0.6%	1.6%	1.8%
Price/Earnings Ratio**	8x	17x	15x	27x	31x	16x	18x
Price/Book Value Ratio	1.3x	2.8x	2.6x	5.2x	3.9x	2.5x	3.3x

*	Certain holdings are held by more than one manager.

**	Excludes negative earnings.

6	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments

September 30, 2022 (Unaudited)

COMMON STOCKS (98.03%)	SHARES	VALUE
COMMUNICATION SERVICES (4.74%)
Entertainment (0.56%)
Netflix, Inc.(a)	34,247	$8,063,114

Interactive Media & Services (3.58%)
Alphabet, Inc., Class A(a)	129,440	12,380,936
Alphabet, Inc., Class C(a)	285,700	27,470,055
Match Group, Inc.(a)	104,207	4,975,884
Meta Platforms, Inc., Class A(a)	52,535	7,127,949
		51,954,824
Media (0.60%)
Omnicom Group, Inc.	138,145	8,715,568

CONSUMER DISCRETIONARY (15.12%)
Auto Components (1.32%)
Cie Generale des Etablissements Michelin SCA(b)	455,680	5,064,883
Lear Corp.	117,329	14,043,108
		19,107,991
Hotels, Restaurants & Leisure (2.36%)
Booking Holdings, Inc.(a)	10,495	17,245,489
Starbucks Corp.	83,145	7,005,798
Yum! Brands, Inc.	94,078	10,004,254
		34,255,541
Household Durables (2.77%)
Lennar Corp., Class A	107,200	7,991,760
Lennar Corp., Class B	2,500	148,775
Mohawk Industries, Inc.(a)	67,297	6,136,814
Newell Brands, Inc.	670,289	9,310,314
Sony Group Corp.(b)	258,736	16,572,041
		40,159,704
Internet & Direct Marketing Retail (2.40%)
Amazon.com, Inc.(a)	308,761	34,889,993

Multiline Retail (2.27%)
Dollar General Corp.	82,428	19,771,180
Dollar Tree, Inc.(a)	96,595	13,146,580
		32,917,760
Specialty Retail (2.04%)
CarMax, Inc.(a)	115,361	7,616,133
Home Depot, Inc.	26,980	7,444,861
TJX Cos., Inc.	123,846	7,693,314

See Notes to Schedule of Investments.

Third Quarter Report (Unaudited) | September 30, 2022	7

Liberty All-Star® Equity Fund	Schedule of Investments

September 30, 2022 (Unaudited)

COMMON STOCKS (continued)	SHARES	VALUE
Specialty Retail (continued)
Ulta Beauty, Inc.(a)	17,071	$6,848,714
		29,603,022
Textiles, Apparel & Luxury Goods (1.96%)
Gildan Activewear, Inc.	377,917	10,683,714
NIKE, Inc., Class B	58,560	4,867,507
PVH Corp.	107,324	4,808,115
Skechers U.S.A., Inc., Class A(a)	254,954	8,087,141
		28,446,477
CONSUMER STAPLES (3.24%)
Beverages (1.00%)
Coca-Cola Co.	135,500	7,590,710
Constellation Brands, Inc., Class A	30,300	6,959,304
		14,550,014
Food & Staples Retailing (0.64%)
Costco Wholesale Corp.	19,716	9,311,275

Food Products (0.34%)
Tyson Foods, Inc., Class A	74,900	4,938,157

Household Products (0.48%)
Procter & Gamble Co.	54,600	6,893,250

Personal Products (0.78%)
Unilever PLC(b)	258,896	11,350,001

ENERGY (2.78%)
Energy Equipment & Services (1.28%)
Halliburton Co.	264,253	6,505,909
NOV, Inc.	429,929	6,956,251
Schlumberger NV	139,668	5,014,081
		18,476,241
Oil, Gas & Consumable Fuels (1.50%)
Coterra Energy, Inc.	326,100	8,517,732
Exxon Mobil Corp.	54,865	4,790,263
Phillips 66	65,400	5,279,088
Shell PLC(b)	64,587	3,213,849
		21,800,932
FINANCIALS (18.91%)
Banks (4.71%)
Bank of America Corp.	221,632	6,693,286

See Notes to Schedule of Investments.

8	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments

September 30, 2022 (Unaudited)

COMMON STOCKS (continued)	SHARES	VALUE
Banks (continued)
Citigroup, Inc.	322,309	$13,430,616
Commerce Bancshares, Inc.	70,200	4,644,432
Cullen/Frost Bankers, Inc.	54,700	7,232,434
JPMorgan Chase & Co.	114,623	11,978,104
Mitsubishi UFJ Financial Group, Inc.(b)	759,100	3,415,950
PNC Financial Services Group, Inc.	48,200	7,202,044
Wells Fargo & Co.	341,937	13,752,706
		68,349,572
Capital Markets (6.69%)
Ameriprise Financial, Inc.	32,400	8,163,180
BlackRock, Inc.	10,898	5,996,951
Blackstone Group LP	83,200	6,963,840
Charles Schwab Corp.	340,079	24,441,478
Goldman Sachs Group, Inc.	16,458	4,823,017
MSCI, Inc.	29,429	12,412,858
Northern Trust Corp.	119,714	10,242,730
S&P Global, Inc.	67,733	20,682,271
UBS Group AG(c)	231,175	3,354,349
		97,080,674
Consumer Finance (1.67%)
American Express Co.	54,492	7,351,516
Capital One Financial Corp.	182,101	16,784,249
		24,135,765
Diversified Financial Services (2.44%)
Berkshire Hathaway, Inc., Class B(a)	66,648	17,796,349
Equitable Holdings, Inc.	371,413	9,786,733
Voya Financial, Inc.	129,803	7,853,081
		35,436,163
Insurance (3.40%)
American International Group, Inc.	198,368	9,418,513
Arch Capital Group, Ltd.(a)	182,061	8,291,058
Axis Capital Holdings, Ltd.	171,252	8,417,036
Cincinnati Financial Corp.	71,000	6,359,470
MetLife, Inc.	175,534	10,668,956
Progressive Corp.	53,520	6,219,559
		49,374,592
HEALTH CARE (13.67%)
Biotechnology (1.33%)
Amgen, Inc.	36,600	8,249,640
Regeneron Pharmaceuticals, Inc.(a)	16,011	11,029,498
		19,279,138

See Notes to Schedule of Investments.

Third Quarter Report (Unaudited) | September 30, 2022	9

Liberty All-Star® Equity Fund	Schedule of Investments

September 30, 2022 (Unaudited)

COMMON STOCKS (continued)	SHARES	VALUE
Health Care Equipment & Supplies (3.63%)
Abbott Laboratories	55,841	$5,403,175
Alcon, Inc.	101,700	5,916,906
Align Technology, Inc.(a)	19,546	4,048,172
Boston Scientific Corp.(a)	151,897	5,882,971
Dexcom, Inc.(a)	68,444	5,512,480
Intuitive Surgical, Inc.(a)	42,636	7,991,692
Koninklijke Philips NV	316,403	4,869,442
Medtronic PLC	67,700	5,466,775
Smith & Nephew PLC(b)(c)	327,567	7,606,105
		52,697,718
Health Care Providers & Services (3.42%)
Cardinal Health, Inc.	88,179	5,879,775
Fresenius Medical Care AG & Co. KGaA(b)	748,421	10,507,831
McKesson Corp.	18,648	6,337,896
UnitedHealth Group, Inc.	53,219	26,877,724
		49,603,226
Life Sciences Tools & Services (3.21%)
Danaher Corp.	84,249	21,760,674
IQVIA Holdings, Inc.(a)	82,812	15,000,566
Thermo Fisher Scientific, Inc.	19,493	9,886,655
		46,647,895
Pharmaceuticals (2.08%)
Bristol-Myers Squibb Co.	144,486	10,271,510
Merck & Co., Inc.	86,330	7,434,740
Pfizer, Inc.	95,506	4,179,342
Zoetis, Inc.	55,850	8,281,996
		30,167,588
INDUSTRIALS (8.28%)
Aerospace & Defense (0.46%)
General Dynamics Corp.	31,200	6,619,704

Building Products (1.60%)
Carlisle Companies, Inc.	39,110	10,966,835
Masco Corp.	262,500	12,256,125
		23,222,960
Commercial Services & Supplies (0.45%)
Waste Connections, Inc.	48,650	6,574,075

See Notes to Schedule of Investments.

10	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments

September 30, 2022 (Unaudited)

COMMON STOCKS (continued)	SHARES	VALUE
Electrical Equipment (0.51%)
Eaton Corp. PLC	55,793	$7,440,554

Industrial Conglomerates (1.56%)
General Electric Co.	248,922	15,410,761
Honeywell International, Inc.	43,300	7,229,801
		22,640,562
Machinery (2.76%)
Oshkosh Corp.	58,000	4,076,820
PACCAR, Inc.	136,923	11,459,086
Parker-Hannifin Corp.	32,100	7,778,151
Wabtec Corp.	117,119	9,527,631
Xylem, Inc.	82,200	7,180,992
		40,022,680
Professional Services (0.33%)
TransUnion	81,400	4,842,486

Trading Companies & Distributors (0.61%)
Ferguson PLC(c)	85,481	8,798,559

INFORMATION TECHNOLOGY (20.87%)
Electronic Equipment, Instruments & Components (0.80%)
CDW Corp.	74,599	11,643,412

IT Services (5.31%)
Amdocs, Ltd.	120,107	9,542,501
Cognizant Technology Solutions Corp., Class A	204,848	11,766,469
FleetCor Technologies, Inc.(a)	38,829	6,840,505
Mastercard, Inc., Class A	30,196	8,585,931
PayPal Holdings, Inc.(a)	89,852	7,733,562
Snowflake, Inc., Class A(a)	21,125	3,590,405
Twilio, Inc., Class A(a)	42,044	2,906,922
Visa, Inc., Class A	147,242	26,157,541
		77,123,836
Semiconductors & Semiconductor Equipment (3.34%)
ASML Holding N.V.	13,944	5,791,640
Enphase Energy, Inc.(a)	23,346	6,477,815
Microchip Technology, Inc.	136,000	8,300,080
Micron Technology, Inc.	196,933	9,866,343
NVIDIA Corp.	82,967	10,071,364

See Notes to Schedule of Investments.

Third Quarter Report (Unaudited) | September 30, 2022	11

Liberty All-Star® Equity Fund	Schedule of Investments

September 30, 2022 (Unaudited)

COMMON STOCKS (continued)	SHARES	VALUE
Semiconductors & Semiconductor Equipment (continued)
QUALCOMM, Inc.	70,000	$7,908,600
		48,415,842
Software (11.02%)
Adobe, Inc.(a)	73,603	20,255,546
ANSYS, Inc.(a)	33,500	7,426,950
Autodesk, Inc.(a)	95,619	17,861,629
Crowdstrike Holdings, Inc., Class A(a)	31,587	5,205,853
Intuit, Inc.	27,230	10,546,724
Microsoft Corp.	166,953	38,883,354
Salesforce, Inc.(a)	135,874	19,544,116
SAP SE(b)	106,599	8,661,169
ServiceNow, Inc.(a)	36,715	13,863,951
Trade Desk, Inc., Class A(a)	103,711	6,196,732
Workday, Inc., Class A(a)	75,064	11,426,242
		159,872,266
Technology Hardware, Storage & Peripherals (0.40%)
Hewlett Packard Enterprise Co.	490,898	5,880,958

MATERIALS (5.51%)
Chemicals (3.64%)
Corteva, Inc.	217,400	12,424,410
Dow Chemical Co.	240,071	10,546,319
Ecolab, Inc.	112,000	16,175,040
RPM International, Inc.	83,400	6,948,054
Sherwin-Williams Co.	33,012	6,759,207
		52,853,030
Construction Materials (0.59%)
Martin Marietta Materials, Inc.	26,700	8,599,803

Containers & Packaging (1.28%)
Avery Dennison Corp.	62,911	10,235,620
Ball Corp.	172,278	8,324,473
		18,560,093
REAL ESTATE (2.25%)
Equity Real Estate Investment Trusts (REITs) (2.25%)
American Tower Corp.	54,800	11,765,560
Crown Castle, Inc.	50,600	7,314,230
Equinix, Inc.	15,917	9,054,226
Equity LifeStyle Properties, Inc.	72,445	4,552,444
		32,686,460

See Notes to Schedule of Investments.

12	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments

September 30, 2022 (Unaudited)

COMMON STOCKS (continued)	SHARES	VALUE
UTILITIES (2.66%)
Electric Utilities (2.13%)
Edison International	176,722	$9,998,931
NRG Energy, Inc.	336,915	12,893,737
Xcel Energy, Inc.	124,034	7,938,176
		30,830,844
Gas Utilities (0.53%)
Atmos Energy Corp.	76,000	7,740,600

TOTAL COMMON STOCKS
(COST OF $1,414,444,504)		1,422,574,919

SHORT TERM INVESTMENTS (2.78%)
MONEY MARKET FUND (2.01%)
State Street Institutional US Government Money Market Fund, 2.92%(d)
(COST OF $29,155,181)	29,155,181	29,155,181

INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LOANED (0.77%)
State Street Navigator Securities Lending Government Money Market Portfolio, 3.07%
(COST OF $11,165,450)	11,165,450	11,165,450

TOTAL SHORT TERM INVESTMENTS
(COST OF $40,320,631)		40,320,631

TOTAL INVESTMENTS (100.81%)
(COST OF $1,454,765,135)		1,462,895,550

LIABILITIES IN EXCESS OF OTHER ASSETS (-0.81%)		(11,705,103)

NET ASSETS (100.00%)		$1,451,190,447

NET ASSET VALUE PER SHARE
(262,694,494 SHARES OUTSTANDING)		$5.52

(a)	Non-income producing security.

(b)	American Depositary Receipt.

(c)	Security, or a portion of the security position, is currently on loan. The total market value of securities on loan is $12,905,831.

(d)	Rate reflects seven-day effective yield on September 30, 2022.

See Notes to Schedule of Investments.

Third Quarter Report (Unaudited) | September 30, 2022	13

Liberty All-Star® Equity Fund	Notes to Schedule of Investments

September 30, 2022 (Unaudited)

Security Valuation

Equity securities are valued at the last sale price at the close of the principal exchange on which they trade, except for securities listed on the NASDAQ Stock Market LLC (“NASDAQ”), which are valued at the NASDAQ official closing price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Cash collateral from securities lending activity is reinvested in the State Street Navigator Securities Lending Government Money Market Portfolio (“State Street Navigator”), a registered investment company under the Investment Company Act of 1940 (the “1940 Act”), which operates as a money market fund in compliance with Rule 2a-7 under the 1940 Act. Shares of registered investment companies are valued daily at that investment company’s net asset value per share.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Fund's Board of Trustees (the "Board"). Effective September 8, 2022, the Board approved changes to the Fund's valuation policy to comply with Rule 2a-5 and designated ALPS Advisors, Inc. (the "Advisor") as the Fund's Valuation Designee (as defined in the rule). The Valuation Designee will be responsible for determining fair value in good faith for all Fund investments, subject to oversight by the Board. When market quotations are not readily available, or in management’s judgment they do not accurately reflect fair value of a security, or an event occurs after the market close but before the Fund is priced that materially affects the value of a security, the security will be valued by the Advisor’s Valuation Committee using fair valuation procedures established by the Valuation Designee. Examples of potentially significant events that could materially impact a Fund’s net asset value include, but are not limited to: single issuer events such as corporate actions, reorganizations, mergers, spin-offs, liquidations, acquisitions and buyouts; corporate announcements on earnings or product offerings; regulatory news; and litigation and multiple issuer events such as governmental actions; natural disasters or armed conflicts that affect a country or a region; or significant market fluctuations. Potential significant events are monitored by the Advisor, Sub-Advisers and/or the Valuation Committee through independent reviews of market indicators, general news sources and communications from the Fund’s custodian. As of September 30, 2022, the Fund held no securities that were fair valued.

Security Transactions

Security transactions are recorded on trade date. Cost is determined and gains/(losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

The Fund estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. Once the REIT reports annually the tax character of its distributions, the Fund revises its estimates. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

14	www.all-starfunds.com

Liberty All-Star® Equity Fund	Notes to Schedule of Investments

September 30, 2022 (Unaudited)

Lending of Portfolio Securities

The Fund may lend its portfolio securities only to borrowers that are approved by the Fund’s securities lending agent, State Street Bank & Trust Co. (“SSB”). The Fund will limit such lending to not more than 30% of the value of its total assets. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollar only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, or by irrevocable bank letters of credit issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for securities traded on U.S. exchanges and a value of no less than 105% of the market value for all other securities. The collateral is maintained thereafter, at a market value equal to no less than 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Any cash collateral received is reinvested in State Street Navigator. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Schedule of Investments as it is held by the lending agent on behalf of the Fund, and the Fund does not have the ability to re-hypothecate these securities.

The following is a summary of the Fund’s securities lending positions and related cash and non-cash collateral received as of September 30, 2022:

Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
$12,905,831	$11,165,450	$2,008,125	$13,173,575

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral, or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Third Quarter Report (Unaudited) | September 30, 2022	15

Liberty All-Star® Equity Fund	Notes to Schedule of Investments

September 30, 2022 (Unaudited)

Valuation techniques used to value the Fund’s investments by major category are as follows:

Equity securities that are valued based on unadjusted quoted prices in active markets are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in shares of registered investment companies are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2022:

	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Common Stocks*	$1,422,574,919	$–	$–	$1,422,574,919
Short Term Investments	40,320,631	–	–	40,320,631
Total	$1,462,895,550	$–	$–	$1,462,895,550

*	See Schedule of Investments for industry classifications.

The Fund did not have any securities which used significant unobservable inputs (Level 3) in determining fair value during the period.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund’s organizational documents and by contract, the Trustees and Officers of the Fund are indemnified against certain liabilities that may arise out of their duties to the Fund. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

16	www.all-starfunds.com

Description of Lipper Benchmark
Liberty All-Star® Equity Fund	and Market Indices

(Unaudited)

Dow Jones Industrial Average

A price-weighted measure of 30 U.S. blue-chip companies.

Lipper Large-Cap Core Mutual Fund Average

The average of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. domestic equity large-cap floor. These funds typically have average characteristics compared to the S&P 500® Index.

NASDAQ Composite Index

Measures all NASDAQ domestic and international based common type stocks listed on the NASDAQ Stock Market.

Russell 3000® Growth Index

Measures the performance of those Russell 3000® companies with lower book-to-price ratios and higher growth values. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Russell 3000® Value Index

Measures the performance of those Russell 3000® companies with higher book-to-price ratios and lower growth values.

S&P 500® Index

A large-cap U.S. equities index that includes 500 leading companies and represents approximately 80% of the total domestic U.S. equity market capitalization.

An investor cannot invest directly in an index.

Third Quarter Report (Unaudited) | September 30, 2022	17

ALL-STAR EQUITY FUND

USA LISTED NYSE

INVESTMENT ADVISOR
ALPS Advisors, Inc.
1290 Broadway, Suite 1000
Denver, Colorado 80203
303-623-2577
www.all-starfunds.com

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

CUSTODIAN
State Street Bank & Trust Company
One Lincoln Street
Boston, Massachusetts 02111

INVESTOR ASSISTANCE, TRANSFER & DIVIDEND DISBURSING AGENT & REGISTRAR
Computershare Trust Company, N.A.
P.O. Box 505000
Louisville, Kentucky 40233
1-800-LIB-FUND (1-800-542-3863)
www.computershare.com

LEGAL COUNSEL
K&L Gates LLP
1601 K Street, NW
Washington, DC 20006

TRUSTEES
Thomas W. Brock*, Chairman
Edmund J. Burke*
George R. Gaspari*
Milton M. Irvin*
Dr. John J. Neuhauser*
Maureen K. Usifer*

OFFICERS
William R. Parmentier, Jr., President
Mark T. Haley, CFA, Senior Vice President
Erich Rettinger, Treasurer
Sareena Khwaja-Dixon, Secretary
Tanya Tancheff, Assistant Secretary**
Matthew Sutula, Chief Compliance Officer

*Member of the Audit Committee
**Through September 30, 2022

A description of the Fund's proxy voting policies and procedures is available (i) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov, and (ii) without charge, upon request, by calling 1-800-542-3863. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website at www.sec.gov.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year in Form N-PORT. The Fund's Form N-PORTs are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is transmitted to shareholders of Liberty All-Star® Equity Fund for their information. It is not a prospectus or other document intended for use in the purchase of Fund shares.

ALL★STAR®
FUNDS

Liberty All-Star® Equity Fund

ALPS Advisors, Inc.
Investment Advisor

1290 Broadway, Suite 1000
Denver, CO 80203
303-623-2577

www.all-starfunds.com

Secondary market support provided to the Fund by ALPS Advisors Inc.'s affiliate ALPS Portfolio Solutions Distributor, Inc., a FINRA member.